UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities exchange act of 1934

Date of report (Date of earliest event reported): February 9, 2005
___________

GULFPORT ENERGY CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation	000-19514 (Commission File Number)	73-1521290 (I.R.S. Employer Identification Number)
14313 North May Avenue Suite 100 Oklahoma City, Oklahoma (Address of principal executive offices)		73134 (Zip code)
(405) 848-8807 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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Item 4.01.  Changes in the Registrant’s Certifying Accountant.

(a)    Previous Independent Registered Public Accounting Firm

On February 9, 2005 Gulfport Energy Corporation (the “Company”) dismissed Hogan & Slovacek as its independent registered public accounting firm. The Company’s Audit Committee participated in and approved the decision to change the Company’s independent registered public accounting firm.

Hogan & Slovacek’s audit reports for the past two fiscal years ended December 31, 2002 and December 31, 2003, contain no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the two most recent fiscal years and through February 9, 2005, there have been no disagreements between the Company and Hogan & Slovacek on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Hogan & Slovacek would have caused them to make reference thereto in their reports on the financial statements for such years.

During the fiscal years ended December 31, 2003 and December 31, 2004 and through February 9, 2005, there have been no reportable events as described in Item 304(a)(1)(iv)(B) of Regulation S-B.

The Company has requested Hogan & Slovacek to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements made by the Company. A copy of such letter, dated February 14, 2005, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)    New Independent Registered Public Accounting Firm

The Company engaged Grant Thornton LLP as its new independent registered public accounting firm as of February 9, 2005. As part of its engagement, Grant Thornton will audit the balance sheet of the Company as of December 31, 2004 and the related statements of operations, stockholders’ equity and cash flows for the year then ended and will perform a review of the Company’s interim financials for each quarter in the fiscal year ending December 31, 2005.

During the two most recent fiscal years and in the subsequent interim period, the Company did not consult with Grant Thornton LLP regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement, as that term is used in Item 304(a)(1)(iv) of Regulation S-B and the related instructions to Item 304 of Regulation S-B.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Number	Exhibit

16.1*	Hogan & Slovacek’s letter dated February 14, 2005 regarding the Company’s disclosure in the Current Report on Form 8-K.

*Filed herewith.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GULFPORT ENERGY CORPORATION

Date: February 14, 2005	By:	/s/ Michael Moore

Vice President and Chief Financial Officer

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EXHIBIT INDEX

Number	Exhibit

16.1*	Hogan & Slovacek’s letter dated February 14, 2005 regarding the Company’s disclosure in the Current Report on Form 8-K.

*Filed herewith.

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